`Selene Diligence LLC (“Selene”) Due
Diligence Review Narrative (“Report”)

Selene’s Report, which is to be made available to the recipients by the Client (as defined below), includes the results of Selene’s independent, third-party due diligence review conducted on behalf of the Client. The reviews were performed generally in accordance with Clients’ criteria, provided such activities are applicable to the Option Investments being reviewed to the underwriting requirements (the “Guidelines”). The scope of review is as follows:
DESCRIPTION OF SERVICES:
(1)   Type of assets that were reviewed.
Selene provided an Underwriting Guideline Check, Appraisal/BPO Review, Property/Environmental Review, Confirmatory Data Review, Confirmatory Document Review, and Title Lien Review for 1-4 family residential property-secured option investments (“Option Investments”) submitted to Selene by Point Digital Finance, LLC (the “Client”). The review was conducted November 17, 2025 through January 13, 2026 via files imaged and provided for review (the “Review”).
(2) Sample size of the assets reviewed:
Credit Sample
Population	Investments	Amount	Unit %	Amount %
PNT 26-1	3818	$346,863,500	99.97%	99.99%
PNT 26-1 Exits and Defaults	1	$25,000	0.03%	0.01%
PNT 26-1 Total Eligible	3819	$346,888,500	100.00%	100.00%
Targeted Credit Sample	454	$52,544,000	11.89%	15.15%
Random Credit Sample	104	$9,686,000	2.72%	2.79%
Selene Total Credit Sample	558	$62,230,000	14.61%	17.94%

Targeted Credit Sample Breakout
Population	Investments	Amount	Unit %	Amount %
High LOTV and Low FICO Securitization	7	$728,000	1.54%	1.39%
High LOTV	79	$7,483,000	17.40%	14.24%
Low FICO	368	$44,333,000	81.06%	84.37%
Targeted Credit Sample	454	$52,544,000	100.00%	100.00%

Title Lien Review
Population	Investments	Amount	Unit %	Amount %
PNT 26-1	3818	$346,863,500	99.97%	99.99%
PNT 26-1 Exits and Defaults	1	$25,000	0.03%	0.01%
PNT 26-1 Total Eligible	3819	$346,888,500	100.00%	100.00%
Title Sample	56	$6,408,000	1.47%	1.85%

PNT 26-1 Executive Summary

(3) Determination of the sample size and computation.
The Review was conducted with sample size criteria that has been communicated by the Client to Selene to be consistent with the criteria for the nationally recognized statistical ratings organizations identified in Item 3 of the ABS Due Diligence-15E (the “NRSRO(s)”).

(4) Quality or integrity of information or data about the assets: review and methodology.
Where available, Selene compared the data fields on the bid tape provided by the Client to the data found in the actual file as captured by Selene. This information may not have been available for all Option Investments.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Selene assessed the underwriting Guidelines and compared the documentation in each Option Investment against the stated Guidelines for adherence.

SECURITIZATION POPULATION
Selene was instructed to perform a review on a population totaling 3819 Option Investments (the “Securitization Population”).
Review	Reviewed Total	Unit % of Securitization Population
Underwriting Guideline Check	558	14.61%
Appraisal/BPO Review	558	14.61%
Property/Environmental Review	558	14.61%
Confirmatory Data Review	558	14.61%
Confirmatory Document Review	558	14.61%
Title Lien Review	56	1.47%

GUIDELINES
Client Underwriting Guidelines - Point Underwriting Guidelines versions July 15th, 2019; January 12th, 2021; January 14th, 2022; July 30th, 2024; February 07, 2025; October 06, 2025. (collectively the “Guidelines”)
GRADING
The Guidelines referenced above served as the benchmark for grading Option Investments with respect to credit, underwriting, property valuation and data integrity. Each Option Investment received an “initial” and a “final” grade. The “initial” grade was assigned during the initial review. The “final” grade considers additional information and supporting documentation that may have been provided by the originators to clear outstanding conditions. Selene’s grading is based on Selene’s independent assessment of all Guideline exceptions and compensating factors for each of the component reviews. Selene is providing a comprehensive analysis that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades and sets forth compensating factors and waivers.

PNT 26-1 Executive Summary

SCOPE OF REVIEW
Selene examined the selected Option Investments with respect to the presence or absence of relevant documents and accuracy and completeness of data fields. Selene relied on the accuracy of information contained in each file provided to Selene by Client.
Underwriting Guideline Check
Selene reviewed the portfolio of Client’s Option Investments to determine if they appear to be in compliance with certain criteria in the underwriting Guidelines as provided by Client. The review requirements include homeowner equity, credit score, property type, lien position, occupancy, citizenship, and others as outlined below in Confirmatory Document Review.
Appraisal/BPO Review
Selene confirmed that (i) the subject property address is correct, (ii) all subject buildings included in the collateral are included in the Appraisal/BPO/AVM, (ii) the valuation is relevant for market conditions, (iii) the appraised value is accurately captured, and (iv) an additional property valuation, which may be based on an AVM or broker price opinion, is provided with a value no less than ten percent (10%) below the Appraised Value. To the extent any of the above appear to be incorrect, Selene informed Client as directed.
Property/Environmental Review
Selene reviewed available third-party reports and insurance documents that have been completed for the property to identify any potential property condition, environmental, seismic or flood concerns. The insurance documents in the file to be provided by the Client were reviewed for accuracy by property type and coverage requirements.
Confirmatory Data Review
Selene verified and validated the data tape elements provided including (i) Homeowner Characteristics, (ii) Contract, and (iii) Property Value categories with primary source documents to be provided in an electronic file room site by the Client under authorization by the Clients.
Homeowner Characteristics	Contract	Property Value
FICO	Investment ID	Appraised Value
Lien Position	Effective Date	Appraisal Type
Senior Liens	Option Age	Property Type
1st Lien Balance	Option Term	Loan + Option to Value (LOTV)
2nd Lien Balance	Option Amount	Homeowner Equity
Occupancy	Property Address	Option Percentage
Primary Applicant Age	Option To Value (OTV)	Risk Adjustment Percentage

PNT 26-1 Executive Summary

Confirmatory Document Review
Selene reviewed each Option Investment in imaged format as made available to Selene by Client under authorization by the Client. Selene reviewed and checked for the critical documents as identified in the second table below (the “Critical Documents”), present in said files and, where appropriate, confirmed Critical Documents have been properly executed and/or recorded in the file.
Critical Documents
Option purchase agreement
Recorded security instrument (i.e., Deed of Trust or Mortgage) (or executed if pending recordation)
Credit Report
1st Mortgage Statement
2nd Mortgage Statement (as applicable)
Application form printout
Appraisal
Settlement statement
Flood certification
Property EOI
Flood EOI (if applicable)
HOA EOI (if applicable)
Title insurance policy

Title Lien Review
Selene ordered an Owner and Encumbrance report for all Option Investments with an effective date on or prior to January 14, 2024 (56 investments for 1.85% of Investment Balance). Selene reviewed the updated title reports to confirm the lien position as reflected on Clients’ data tape.  Selene identified all associated issues including clouds, unreleased prior liens and delinquent taxes that may affect the lien position as reflected on Clients’ data tape and determined if relevant documents are provided to clear identified issues.
GRADING CRITERIA
A	The Option Investment conforms to all applicable Guidelines, no conditions noted.
B	The Option Investment does not meet every applicable Guideline, however most of the investment characteristics are within the Guidelines and there are documented and significant compensating factors.
C	The Option Investment does not meet every applicable Guideline, and most characteristics are outside Guidelines; or there are weak or no compensating factors.
D	The Option Investment is missing critical document(s) to support the review

PNT 26-1 Executive Summary

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW
After review of the 558 Option Investments; 558 Option Investments had a rating grade of A, 0 Option Investments had a rating grade of B, 0 Option Investments had a rating grade of C, and 0 Option Investments had a rating grade of D.

Initial RA Grades - Overall
NRSRO Grade	DBRS	%
A	243	43.55%
B	0	0.00%
C	24	4.30%
D	291	52.15%

FINAL RA GRADES - OVERALL
NRSRO Grade	DBRS	%
A	558	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

FINAL RA GRADES - TITLE
A	56	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

FINAL RA GRADES - CREDIT
NRSRO Grade	DBRS	%
A	558	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

FINAL RA GRADES - PROPERTY
A	558	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

PNT 26-1 Executive Summary

POOL CHARACTERISTICS

LIEN POSITION	Count	% of Reviewed Population	Scheduled Balance
1	78	13.98%	$8,963,000
2	433	77.60%	$49,173,000
3	47	8.42%	$4,094,000
Total	558	100%	$62,230,000

OCCUPANCY	Count	% of Reviewed Population	Scheduled Balance
Primary Residence	537	96.24%	$59,845,000
Second Home	0	0.00%	$0
Investment	21	3.76%	$2,385,000
Total	558	100%	$62,230,000

DATA INTEGRITY REVIEW RESULTS SUMMARY TABLE
A total of 558 Option Investments were reviewed for Data Integrity. Where applicable, twenty-four data fields were reviewed for a total of 12,803 data points reviewed. The review revealed 0 total discrepancies for a 0.00% variance across 558 Option Investments.
Field Label	Discrepancies	Total Times Compared	% Variance
Appraisal Type	0	558	0%
Appraised Property Value	0	558	0%
Borrower 1 Age at Application	0	558	0%
Effective Date	0	558	0%
First Lien Balance	0	480	0%
Homeowner Equity	0	558	0%
Investment ID	0	558	0%
Loan Option to Value (LOTV)	0	558	0%
Occupancy	0	558	0%
Option Age	0	558	0%
Option Amount	0	558	0%
Option Lien Position At Close	0	558	0%
Option Percentage	0	558	0%
Option Term Years	0	558	0%
Option to Value (OTV)	0	558	0%
Property Address	0	558	0%
Property City	0	558	0%
Property County	0	558	0%
Property State	0	558	0%
Property Type	0	558	0%
Property Zip Code	0	558	0%
Qualifying FICO	0	558	0%
Risk Adjustment Percentage	0	558	0%
Second Lien Balance	0	47	0%
Total	0	12803	0.00%

THIRD PARTY REVIEW REPORTING DELIVERED

PNT 26-1 Executive Summary

Selene furnished the following reports on this transaction:
1.            Selene Due Diligence Narrative Report
2.            Data Export
3.            Findings Report
4.            Tape Discrepancies
5.            Third Party (TPR) Attestation Form
6.            Attestation Form 15E
7.            Title Review
8.            Grading Summary
9.            Valuation Report
DISCLAIMER
Selene did not review or test the Option Investments for compliance with any federal, state or local credit or consumer protection laws, including but not limited to those laws related to mortgage loans, consumer loans, or the servicing of mortgage or consumer debt. Client confirms and represents to Selene that as of the closing date of each of the Option Investments, the Option Investments are not mortgage loans or debt, and are therefore exempt from, and not within the scope of, or otherwise subject to, any federal, state or local laws.
Please be advised that Selene did not make a determination as to whether the Option Investments are subject to or comply with federal, state or local laws, constitutional provisions, regulations or ordinances. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the Option Investments, their compliance with all applicable laws and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the Option Investments. Furthermore, the findings reached by Selene are dependent upon its receiving complete and accurate data regarding the Option Investments from the Client and other third parties upon which Selene is relying in reaching such findings.
Please be further advised that Selene does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Selene do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Selene. Information contained in any Selene report related to the

PNT 26-1 Executive Summary

applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law.
All final decisions as to whether to purchase or enter into a transaction related to any individual Option Investments, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such Option Investment, shall be made solely by the Client, or other agreed upon party, that has engaged Selene to prepare its reports pursuant to its instructions and Guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Selene are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Selene does not make any representation or warranty as to the value of any Option Investments that have been reviewed by Selene.

PNT 26-1 Executive Summary